SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 5, 2010

ENTECH  SOLAR, INC.
(Exact Name of Registrant as specified in charter)

Delaware                                            0-16936                                         33-0123045
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(State or other jurisdiction                 (Commission                                  (IRS Employer
        of incorporation)                            File Number)                            Identification No.)

                                               13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas                                  76177
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                                                          (Address of principal executive offices)                                               (Zip Code)

Registrant's telephone number, including area code:   817/ 224-3600

                                         N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS.

On April 9, 2010, we appointed Chas Michel as our Chief Financial Officer, effective April 24, 2010.  Mr. Michel, 56, has over 30 years’ experience in all aspects of finance, accounting and administration in both private and public companies.  He has been a partner at SeatonHill Partners, LLC since October 2009.  SeatonHill Partners, LLC provides professional services to companies on a part-time, interim or project capacity basis, and Mr. Michel will serve as Chief Financial Officer pursuant to an Executive Services Agreement between us and SeatonHill Partners, LLC.  Prior to joining SeatonHill Partners, LLC, he was Vice President, Chief Accounting Officer and Controller of Trinity Industries, Inc. from December 2001 to April 2009, where he was responsible for all accounting operations and financial reporting.  Mr. Michel has also served as Chief Financial Officer of Dave & Busters, Inc. from October 1994 to November 2001 and Sfuzzi, Inc. from April 1992 to September 1994 and was responsible for financial reporting and financing of operations and strategic development.  He began his career at KPMG in Dallas where he was an audit partner from June 1986 to April 1992 prior to joining Sfuzzi, Inc.  Mr. Michel holds a BBA from Texas Tech University.

On April 5, 2010, Lawrence Kaufman notified us of his decision to resign from our board of directors, effective April 5, 2010.  Dr. Kaufman informed us that it has become increasingly apparent to him that certain products being developed by Lightwave Power, Inc., of which Dr. Kaufman is President and Chief Executive Officer, will improve the performance and competitive advantage of certain of our competitors and could result in a potential conflict of interest if he remained on our Board.  Dr. Kaufman’s resignation was not as a result of any disagreement with us on any matter relating to our operations, policies or practices.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

By:	/s/ David Gelbaum
Chief Executive Officer

Dated: April 9, 2010